UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): August 11, 2011

THE WENDY’S COMPANY
(Exact name of registrant as specified in its charter)

Delaware	1-2207	38-0471180
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification No.)

1155 Perimeter Center West, Atlanta, GA		30338
(Address of principal executive offices)		(Zip Code)
(678) 514-4100
(Registrant’s telephone number, including area code)

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registration under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange

Item 7.01. Regulation FD Disclosure.

On August 11, 2011, management of The Wendy’s Company (the “Company”) gave a slide presentation during the Company’s second quarter 2011 earnings conference call. The presentation materials are attached hereto as Exhibit 99.1 and incorporated herein by reference. These materials may also be used at one or more subsequent conferences with analysts and investors.

The information contained in the attached presentation materials is summary information that is intended to be considered in the context of the Company’s SEC filings and other public announcements. The Company undertakes no duty or obligation to publicly update or revise this information, although it may do so from time to time.

The information in this Current Report on Form 8-K, including the exhibit furnished pursuant to Item 9.01, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities under that Section. Furthermore, the information in this Current Report on Form 8-K, including the exhibit furnished pursuant to Item 9.01, shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933.

Item 9.01. Financial Statements and Exhibits.

(d)     Exhibits

99.1    Earnings conference call slide presentation materials used beginning on August 11, 2011.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE WENDY’S COMPANY
By:/s/ STEPHEN E. HARE
Stephen E. Hare
Senior Vice President
and Chief Financial Officer

Dated: August 11, 2011

EXHIBIT INDEX

Exhibit	Description
99.1	Earnings conference call slide presentation materials used beginning on August 11, 2011.